UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2017

Shenandoah Telecommunications Company
(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way
P.O. Box 459
Edinburg, Virginia 22824
(Address of principal executive offices) (Zip Code)

(540) 984-4141
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2017, Shenandoah Personal Communications, LLC (“SPC”), a wholly-owned subsidiary of Shenandoah Telecommunications Company (the “Company”), and Sprint Spectrum L.P. (“Spectrum”), Sprint Communications Company, L.P., SprintCom, Inc. and Horizon Personal Communications, LLC (“Horizon”), each an affiliate of Sprint Corporation (collectively, “Sprint”), amended the Sprint PCS Management Agreement and the Sprint PCS Services Agreement (collectively, the “Affiliate Agreements”) by entering into Addendum XX to the Sprint PCS Management Agreement (the “Affiliate Addendum”).  The Affiliate Addendum provides for (i) an expansion of SPC’s “Service Area” (as defined in the Sprint PCS Management Agreement) to include certain areas in Kentucky, Maryland, Ohio and West Virginia (the “Expansion Area”), (ii) certain network build out requirements in the Expansion Area over the next three years, (iii) SPC’s provision of prepaid field sales support to Sprint and its affiliates in the Service Area, (iv) Sprint’s provision of spectrum use to SPC in the Expansion Area, (v) the addition of Horizon as a party to the Affiliate Agreements and (vi) certain other amendments to the Affiliate Agreements.

The foregoing summary of the Affiliate Addendum does not purport to be complete and is qualified in its entirety by the full text of the Affiliate Addendum, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

On March 15, 2017, the Company issued a press release announcing its expanded relationship with Sprint.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 8.01.	Other Events.

In connection with the execution of the Affiliate Addendum described under Item 1.01 of this Current Report on Form 8-K, on March 9, 2017, SPC, Spectrum and Horizon entered into an agreement to, among other things, transfer to Sprint certain customers in the Expansion Area and the underlying customer agreements and transition the provision of network coverage in the Expansion Area from Sprint to SPC.  The completion of the transfer of customers in the Expansion Area is expected to occur during the second quarter of 2017.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1
Addendum XX to Sprint PCS Management Agreement, dated as of March 9, 2017, by and among Shenandoah Personal Communications, LLC, Sprint Spectrum L.P., Sprint Communications Company, L.P., SprintCom, Inc. and Horizon Personal Communications, LLC.

99.1	Shenandoah Telecommunications Company Press Release, dated March 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2017

SHENANDOAH TELECOMMUNICATIONS COMPANY

By:	/s/ Raymond B. Ostroski
Name:	Raymond B. Ostroski
Title:	Vice President – Legal and General Counsel (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Addendum XX to Sprint PCS Management Agreement, dated as of March 9, 2017, by and among Shenandoah Personal Communications, LLC, Sprint Spectrum L.P., Sprint Communications Company, L.P., SprintCom, Inc. and Horizon Personal Communications, LLC.

99.1	Shenandoah Telecommunications Company Press Release, dated March 15, 2017.